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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934.


        Date of report (Date of earliest event reported): April 26, 2000


                          Commission File No. 0-24833


                                FUTURELINK CORP.
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             (Exact Name of Registrant as Specified in Its Charter)



            Delaware                                     95-4763404
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  (State or Other Jurisdiction of           (I.R.S. Employer Identification No.)
  Incorporation or Organization)




       100, 6 Morgan, Irvine, California                                92618
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   (Address of principal executive offices)                           (ZIP Code)



                                 (949) 837-8252
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              (Registrant's Telephone Number, Including Area Code)




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         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.         OTHER EVENTS


A. On January 20, 2000, we commenced legal proceedings in Canada against Cameron Chell, various other former employees of and consultants to our company and various other defendants alleging that these defendants misappropriated a corporate opportunity in breach of fiduciary and contractual obligations. Most of these defendants made counterclaims against us seeking, among other things, damages for interference with their economic interests and for severance compensation in the form of cash and stock options.

     We entered into a settlement agreement with the defendants effective April 26, 2000 that has the following key terms: (i) Mr. Chell will be entitled to exercise options to acquire 175,000 shares of common stock that were scheduled to vest June 1, 2000, (ii) Mr. Chell or his nominee shall pay to us $400,000 in settlement of a related party debt that involved Mr. Chell, and (iii) all other claims have been dropped by all parties, who have provided mutual releases, with the claim and counterclaims to be discontinued.

B. On April 28, 2000, we entered into a Securities Purchase Agreement with Pequot Private Equity Fund II, L.P. and Pequot Endowment Fund, L.P. (collectively "Pequot") and an Amended and Restated Registration Rights Agreement with Pequot and certain other investors, whereby we issued to Pequot 1,746,704 shares of common stock together with warrants to purchase 441,176 shares of common stock at an exercise price of $9.25 per share. We raised just under $15,000,000 from this private offering.

     Copies of the Securities Purchase Agreement, the Amended and Restated Registration Rights Agreement, and the Form of Warrant were filed as exhibits to our Second Amendment to the Registration Statement on Form SB-2 filed on May 3, 2000, and are incorporated herein by reference.

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS

     (a) EXHIBITS:

4.1 Amended and Restated Registration Rights Agreement dated April 28, 2000 between the Registrant, Pequot Private Equity Fund II, L.P., Pequot Endowment Fund, L.P. and certain other investors (filed as an Exhibit to the Second Amendment to the Registration Statement on Form SB-2 filed on May 3, 2000).

4.2 Form of Warrant to Purchase Shares of Common Stock dated April 28, 2000 (filed as an Exhibit to the Second Amendment to the Registration Statement on Form SB-2 filed on May 3, 2000).

10.1 Securities Purchase Agreement dated April 28, 2000 between the Registrant, Pequot Private Equity Fund II, L.P. and Pequot Endowment Fund, L.P. (filed as an Exhibit to the Second Amendment to the Registration Statement on Form SB-2 filed on May 3, 2000).

99.1 News Release of the Registrant dated April 27, 2000 (re: Chell).
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

    FUTURELINK CORP.


    By: [signed: K. B. Scott]                               Date:  May 9, 2000
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        Kyle B.A. Scott, Corporate Secretary
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                                 EXHIBIT INDEX


Exhibit No.                           Description
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  4.1   Amended and Restated Registration Rights Agreement dated April 28, 2000 between the Registrant, Pequot Private Equity Fund II, L.P., Pequot Endowment Fund, L.P. and certain other investors.*

  4.2   Form of Warrant to Purchase Shares of Common Stock dated April 28,
        2000.*

  10.1 Securities Purchase Agreement dated April 28, 2000 between the Registrant, Pequot Private Equity Fund II, L.P. and Pequot Endowment Fund, L.P. *

  99.1  News Release of the Registrant dated April 27, 2000.



* included as an exhibit to the Second Amendment to the Registration Statement on Form SB-2 filed on May 3, 2000.